Schedule of Investments
February 28, 2025
(Unaudited)

Units		Value
Master Limited Partnerships & Related Entities–97.81%
Diversified–50.28%
Energy Transfer L.P.	8,520,321	$164,356,992
Enterprise Products Partners L.P.	3,029,145	101,203,734
MPLX L.P.	3,077,850	165,926,894
ONEOK, Inc.	855,664	85,900,109
TC Energy Corp. (Canada)	515,893	23,081,053
Williams Cos., Inc. (The)	981,651	57,112,455
		597,581,237
Gathering & Processing –23.99%
Archrock, Inc.	295,797	8,022,016
Hess Midstream L.P.	578,552	24,142,975
Targa Resources Corp.	657,415	132,613,754
Western Midstream Partners L.P.	2,967,387	120,416,564
		285,195,309
Natural Gas Pipeline Transportation–2.25%
DT Midstream, Inc.	108,439	10,419,903
Enbridge, Inc. (Canada)	382,134	16,328,586
		26,748,489
Other Energy–11.50%
Cheniere Energy Partners, L.P.	103,955	7,038,793
Cheniere Energy, Inc.	175,054	40,010,342
Kinder Morgan, Inc.	1,132,798	30,698,826
Kodiak Gas Services, Inc.	147,000	6,321,000
Sunoco L.P.	893,961	52,573,846
		136,642,807
Units		Value
Petroleum Pipeline Transportation–9.79%
Genesis Energy L.P.	1,520,635	$19,524,953
Plains All American Pipeline L.P.	3,694,829	75,152,822
Plains GP Holdings L.P.	1,004,599	21,699,339
		116,377,114
Total Master Limited Partnerships & Related Entities (Cost $906,119,694)		1,162,544,956
Shares
Common Stocks & Other Equity Interests–1.16%
Natural Gas Pipeline Transportation–1.16%
Kinetik Holdings, Inc. (Cost $8,016,469)	237,525	13,857,208

Money Market Funds–3.56%
Invesco Government & Agency Portfolio, Institutional Class, 4.29%(a)(b)	14,796,914	14,796,914
Invesco Treasury Portfolio, Institutional Class, 4.25%(a)(b)	27,479,983	27,479,983
Total Money Market Funds (Cost $42,276,897)		42,276,897
TOTAL INVESTMENTS IN SECURITIES—102.53% (Cost $956,413,060)		1,218,679,061
OTHER ASSETS LESS LIABILITIES–(2.53)%		(30,126,387)
NET ASSETS–100.00%		$1,188,552,674
Notes to Schedule of Investments:
(a)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended February 28, 2025.

	Value November 30, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value February 28, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$54,507,247	$(39,710,333)	$-	$-	$14,796,914	$166,639
Invesco Treasury Portfolio, Institutional Class	-	101,227,744	(73,747,761)	-	-	27,479,983	306,987
Total	$-	$155,734,991	$(113,458,094)	$-	$-	$42,276,897	$473,626

(b)	The rate shown is the 7-day SEC standardized yield as of February 28, 2025.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco SteelPath MLP Alpha Fund

Notes to Quarterly Schedule of Portfolio Holdings
February 28, 2025
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of February 28, 2025, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco SteelPath MLP Alpha Fund